ORCHID ISLAND CAPITAL ANNOUNCES FOURTH QUARTER 2021 RESULTS
VERO BEACH, Fla. (February 24, 2022) – Orchid Island Capital, Inc. (NYSE:ORC)

("Orchid” or the "Company"), a real estate
investment trust ("REIT"), today announced results of operations for the three month period ended December 31, 2021.
Fourth Quarter 2021 Highlights
●
Net loss of $44.6 million, or $0.27 per common share, which consists of:
●
Net interest income of $42.4 million, or $0.25 per common share
●
Total

expenses of $4.4 million, or $0.03 per common share
●
Net realized and unrealized losses of $82.6 million, or $0.49 per share, on RMBS and derivative instruments, including
net interest expense on interest rate swaps
●
Fourth quarter and full year total dividends declared and paid of $0.195 and $0.78 per common share, respectively
●
Since its initial public offering, the Company has declared cash dividends equaling $12.545 per common share
●
Book value per share of $4.34 at December 31, 2021
●
(4.9)% economic loss on common equity for the quarter,

comprised of $0.195 dividend per common share and $0.43
decrease in net book value per common share, divided by beginning book value per share
●
Company to discuss results on Friday, February 25, 2022, at 10:00 AM ET
●
Supplemental materials to be discussed on the call can be downloaded from the investor relations section of the Company’s
website at https://ir.orchidislandcapital.com
Management Commentary
Commenting on the fourth quarter results, Robert E. Cauley, Chairman and Chief Executive Officer, said, “Since our last earnings call the developments unfolding early in the fourth quarter of 2021 accelerated.

Inflation data in particular has reaccelerated after
leveling off briefly during the third quarter of 2021.

Current readings are at the highest levels seen since the early 1980s and have
become more broad-based, no longer driven solely by areas most affected by pandemic driven supply channel constraints.

Job growth
has been equally robust and showed little effect from the Omicron variant that emerged in early December of 2021. Wage growth
continues to surge as the labor market becomes progressively tighter, although real wage growth is still negative.

The Federal
Reserve (the “Fed”) has taken notice and appears ready to begin an aggressive campaign to remove accommodation.

As these
developments unfolded,

interest rates increased materially and the curve – both for nominal U.S.

Treasury rates as well as U.S. dollar
swap rates – continued to flatten. Since the end of the third quarter of 2021, the

2-year U.S. Treasury has increased by over 120 basis
points, the 5-year U.S. Treasury has increased by approximately 90 basis points and the 10-year U.S. Treasury by approximately

48
basis points. Fed Funds futures pricing has changed materially as well and implies an overnight rate of just under 2% by July of 2023
versus 8 basis points currently.

This is in sharp contrast to the end of the third quarter of 2021 when market pricing was for one rate
hike in either late 2022 or early 2023. Note all of this has occurred while the

Fed is still buying U.S. Treasuries and Agency RMBS
every day.

Obviously not your garden variety rate cycle.
“These developments made for a very challenging market environment with very elevated levels of volatility.

The markets in the
fourth quarter of 2021 were particularly challenging for Agency RMBS securities and, somewhat surprisingly, specified pools in
particular. This led to mark-to-market losses on our specified pool focused portfolio. We anticipated the Fed was on the verge of
tapering their asset purchases as we entered the fourth quarter of 2021 and were positioned so as to minimize the impact tapering
would have on the RMBS market – namely by avoiding the coupons the Fed was buying. Indeed, last November, the Fed announced

ORC Announces Fourth Quarter 2021 Results

February 24, 2022
they would begin tapering their asset purchases later that month and subsequently accelerated the pace of the tapering to the point
that in January of 2022 they announced they would end incremental purchases altogether by March of 2022. They also announced
they would begin reducing their balance sheet, and at an accelerated pace,

beginning after their first rate hike, almost certainly to be announced at the March 2022 meeting. There was also talk of outright sales of Agency

RMBS assets mentioned in the minutes to the
Fed’s January 2022 meeting.
“The Fed tapering was announced as we expected, and the pace has been accelerated twice, but the impact on the Agency
RMBS market has been somewhat surprising.

While the coupons Fed purchases were concentrated in, both during the fourth quarter
of 2021 and to a great extent in early 2022, have performed poorly, as expected, dollar rolls have remained robust, even in higher
coupons. With rates higher, the current coupon has shifted higher as well and currently 3.0% and 3.5% coupons are being produced
and purchased by the Fed.

In short, dollar roll returns are still very attractive, even if not likely to persist for long.

As is often the case,
specified pool premiums have suffered in inverse proportion to the degree of dollar roll specialness. This combination of developments
hurt our performance during the fourth quarter of 2021 and continues to do so in 2022.

However, the widening in specs has clearly
been exacerbated by the continued dollar roll specialness and we anticipate the relative performance is likely to reverse as we move into 2022.

“In sum, we are comfortable with our current positioning.

Our portfolio remains concentrated in specified pools and we have incurred material mark-to-market losses on these securities, both during the fourth quarter as well as to date in 2022.

However, the
vast majority of these losses are unrealized as we still own the securities. We have been able to absorb these mark-to-market losses
because of our liquidity management practices and anticipate we will be able to continue to do so. The carry these assets yield are
comparable to yields available via dollar rolls and the latter is likely to decline as the Fed winds their asset purchases down.

Therefore,
we see no reason to liquidate these holdings and reposition the portfolio.
Our conviction is buttressed by the knowledge that specified pools will enter the Bloomberg MBS indices later this year, adding
demand for the sector from benchmarked managers.

Further, the increased conforming loan limit has degraded the convexity, or callability of current Agency RMBS production, another factor supporting specified pools.

So, while the timing of the transition from a
TBA roll-dominated market is taking a little longer to occur and has cost us on a mark-to-market basis, we are very confident our
positioning is where it needs to be as we move further into 2022.”

Details of Fourth Quarter 2021 Results of Operations

The Company reported net loss of $44.6 million for the three month period ended December 31, 2021, compared with net income
of $16.5 million for the three month period ended December 31, 2020. The Company increased its Agency RMBS portfolio over the
course of the fourth quarter of 2021 through capital raised through the at-the-market program. The yield on our average RMBS
increased from 2.66%

in the third quarter of 2021 to 2.93% for the fourth quarter of 2021, repurchase agreement borrowing costs
increased from 0.13%

for the third quarter of 2021 to 0.14% for the fourth quarter of 2021,

and our net interest spread increased from
2.53% to 2.79% in the fourth quarter of 2021.
Book value decreased by $0.43 per share in the fourth quarter of 2021. The decrease in book value reflects our net loss of $0.27
per share, the dividend distribution of $0.195 per share and approximately $0.03 per share added through our capital raising activities.
The Company recorded net realized and unrealized losses of $0.49 per share on Agency RMBS assets and derivative instruments,
including net interest expense on interest rate swaps.
Details of Full Year 2021

Results of Operations

ORC Announces Fourth Quarter 2021 Results

February 24, 2022
Orchid generated a net loss per share of $0.54 during 2021. The Company recorded net interest income of $127.6 million, offset
by realized and unrealized losses of $177.1 million on Agency RMBS and derivative instruments.

The yield on our average RMBS
decreased from 3.45% in 2020 to 2.73% for 2021,

repurchase agreement borrowing costs decreased from 1.51%

for 2020 to 0.54%

in
2021, and our net interest spread decreased from 2.71% in 2020 to 2.59%

in 2021.
Book value decreased by $1.12 per share in 2021 from December 31, 2020. The decrease in book value reflects our net loss of
$0.54 per share, the dividend distributions of $0.78 per share and approximately $0.20 per share added through our capital raising
activities.
Prepayments
For the quarter ended December 31, 2021, Orchid received $178.1 million in scheduled and unscheduled principal repayments
and prepayments, which equated to a 3-month constant prepayment rate (“CPR”)

of approximately 11.4%. Prepayment rates on the
two RMBS sub-portfolios were as follows (in CPR):
Structured
PT RMBS RMBS Total
Three Months Ended Portfolio (%) Portfolio (%) Portfolio (%)
December 31, 2021 9.0 24.6 11.4
September 30, 2021 9.8 25.1 12.4
June 30, 2021 10.9 29.9 12.9
March 31, 2021 9.9 40.3 12.0
December 31, 2020 16.7 44.3 20.1
September 30, 2020 14.3 40.4 17.0
June 30, 2020 13.9 35.3 16.3
March 31, 2020 9.8 22.9 11.9
Portfolio
The following tables summarize certain characteristics of Orchid’s PT RMBS and structured

RMBS as of December 31, 2021 and
December 31, 2020:

($ in thousands)
Weighted
Percentage Average
of Weighted Maturity
Fair Entire Average in Longest
Asset Category Value Portfolio Coupon Months Maturity
December 31, 2021
Fixed Rate RMBS $ 6,298,189 96.7% 2.93% 342 1-Dec-51
Total Mortgage-backed Pass-through 6,298,189 96.7% 2.93% 342 1-Dec-51
Interest-Only Securities 210,382 3.2% 3.40% 263 25-Jan-52
Inverse Interest-Only Securities 2,524 0.1% 3.75% 300 15-Jun-42
Total Structured RMBS 212,906 3.3% 3.41% 264 25-Jan-52
Total Mortgage Assets $ 6,511,095 100.0% 3.03% 325 25-Jan-52
December 31, 2020
Fixed Rate RMBS $ 3,560,746 95.5% 3.09% 339 1-Jan-51
Fixed Rate CMOs 137,453 3.7% 4.00% 312 15-Dec-42
Total Mortgage-backed Pass-through 3,698,199 99.2% 3.13% 338 1-Jan-51

ORC Announces Fourth Quarter 2021 Results

February 24, 2022
Interest-Only Securities 28,696 0.8% 3.98% 268 25-May-50
Total Structured RMBS 28,696 0.8% 3.98% 268 25-May-50
Total Mortgage Assets $ 3,726,895 100.0% 3.19% 333 1-Jan-51
($ in thousands)
December 31, 2021 December 31, 2020
Percentage of Percentage of
Agency Fair Value Entire Portfolio Fair Value Entire Portfolio
Fannie Mae $ 4,719,349 72.5% $ 2,733,960 73.4%
Freddie Mac 1,791,746 27.5% 992,935 26.6%
Total Portfolio $ 6,511,095 100.0% $ 3,726,895 100.0%
December 31, 2021 December 31, 2020
Weighted Average Pass-through Purchase Price $ 107.19 $ 107.43
Weighted Average Structured Purchase Price $ 15.21 $ 20.06
Weighted Average Pass-through Current Price $ 105.31 $ 108.94
Weighted Average Structured Current Price $ 14.08 $ 10.87
Effective Duration
(1)
3.390 2.360
(1)
Effective duration is the approximate percentage change in price for a 100 bps change in rates. An effective duration of 3.390 indicates that an
interest rate increase of 1.0% would be expected to cause a 3.390% decrease in the value of the RMBS in the Company’s investment portfolio
at December 31, 2021.

An effective duration of 2.360 indicates that an interest rate increase of 1.0% would be expected to cause a 2.360%
decrease in the value of the RMBS in the Company’s investment portfolio at December 31, 2020. These figures include the structured securities in the portfolio, but do not include the effect of the Company’s funding cost hedges.

Effective duration quotes for individual investments are
obtained from The Yield Book, Inc.

ORC Announces Fourth Quarter 2021 Results

February 24, 2022
Financing, Leverage and Liquidity
As of December

31, 2021,

the Company

had outstanding

repurchase

obligations

of approximately

$6,244.1

million with

a net
weighted

average borrowing

rate of 0.15%.

These agreements

were collateralized

by RMBS

with a fair

value, including

accrued

interest,
of approximately

$6,525.2 million

and cash pledged

to counterparties

of approximately

$57.3 million.

The Company’s

leverage

ratio at
December

31, 2021

was 8.2 to

1. At December

31, 2021,

the Company’s

liquidity

was approximately

$389.9 million,

consisting

of
unpledged

RMBS and

unrestricted

cash and cash

equivalents.

To enhance our liquidity

even further,

we may pledge

more of our
structured

RMBS as

part of a

repurchase

agreement

funding,

but retain

the cash in

lieu of acquiring

additional

assets.

In this way

we can,
at a modest

cost, retain

higher levels

of cash on

hand and

decrease

the likelihood

we will have

to sell assets

in a distressed

market in
order to

raise cash.

Below is

a list of

our outstanding

borrowings

under repurchase

obligations

at December

31, 2021.

($ in thousands)
Weighted Weighted
Total Average Average
Outstanding % of Borrowing Amount Maturity
Counterparty Balances Total Rate at Risk
(1)
in Days
Wells Fargo Bank, N.A. $ 436,954 7.2% 0.13% $ 23,236 29
Mirae Asset Securities (USA) Inc. 425,890 6.8% 0.13% 22,505 62
J.P.

Morgan Securities LLC
424,776 6.8% 0.14% 23,895 31
RBC Capital Markets, LLC 416,185 6.7% 0.14% 13,401 15
ABN AMRO Bank N.V. 407,945 6.5% 0.13% 12,594 44
Merrill Lynch, Pierce, Fenner & Smith Inc. 388,303 6.2% 0.16% 20,805 15
Cantor Fitzgerald & Co. 348,968 5.6% 0.12% 18,100 29
Mitsubishi UFJ Securities (USA), Inc. 345,853 5.5% 0.22% 33,544 49
Goldman Sachs & Co. LLC 339,026 5.4% 0.18% 25,730 21
Citigroup Global Markets, Inc. 318,709 5.1% 0.14% 17,107 15
ED&F Man Capital Markets Inc. 301,941 4.8% 0.11% 16,198 22
Santander Bank, N.A. 299,670 4.8% 0.14% 15,693 17
Nomura Securities International, Inc. 284,851 4.6% 0.13% 15,105 47
ASL Capital Markets Inc. 281,879 4.5% 0.14% 14,458 17
ING Financial Markets LLC 274,333 4.4% 0.13% 11,561 10
BMO Capital Markets Corp. 245,932 3.9% 0.17% 17,262 25
Daiwa Capital Markets America, Inc. 207,575 3.3% 0.15% 10,505 15
South Street Securities, LLC 141,548 2.3% 0.15% 7,261 17
Barclays Capital Inc. 137,691 2.2% 0.14% 4,551 14
Austin Atlantic Asset Management Co. 95,754 1.5% 0.14% 4,039 5
Lucid Cash Fund USG LLC 88,865 1.4% 0.18% 7,853 13
StoneX Financial Inc. 27,869 0.4% 0.13% 1,410 18
Mizuho Securities USA, Inc. 3,589 0.1% 0.56% 1,476 12
Total / Weighted

Average
$ 6,244,106 100.0% 0.15% $ 338,289 27
(1)
Equal to the

sum of the fair

value of securities

sold, accrued

interest receivable

and cash posted

as collateral

(if any), minus

the sum of repurchase
agreement liabilities,

accrued interest

payable and

the fair value

of securities

posted by the

counterparties

(if any).

ORC Announces Fourth Quarter 2021 Results

February 24, 2022
Hedging
In connection with its interest rate risk management strategy, the Company economically hedges a portion of the cost of its repurchase
agreement funding against a rise in interest rates by entering into derivative financial instrument contracts.

The Company has not
elected hedging treatment under U.S. generally accepted accounting principles (“GAAP”)

in order to align the accounting treatment of
its derivative and other hedging instruments with the treatment of its portfolio assets under the fair value option election. As such, all
gains or losses on these instruments are reflected in earnings for all periods presented.

At December 31, 2021, such instruments were
comprised of U.S. Treasury note (“T-Note”) futures contracts,

interest rate swap agreements, interest rate swaption agreements and
“to-be-announced” (“TBA”) securities transactions.

The table below presents information related to the Company’s T-Note futures contracts at December 31, 2021.

($ in thousands)
Average Weighted Weighted
Contract Average Average
Notional Entry Effective Open
Expiration Year Amount Rate Rate Equity
(1)
U.S. Treasury Note Futures Contracts

(Short Positions)
March 2022 5-year T-Note futures
(Mar 2022 - Mar 2027 Hedge Period)
(2)
$ 369,000 1.56% 1.62% $ 1,013
March 2022 10-year Ultra futures
(Mar 2022 - Mar 2032 Hedge Period)
(3)
$ 220,000 1.22% 1.09% $ (3,861)
(1)
Open equity represents the cumulative gains (losses) recorded on open futures positions from inception.
(2)
5-Year T-Note

futures contracts were valued at a price of $120.98 at December 31, 2021.

The contract values of the short positions were
$446.4 million.
(3)
10-Year Ultra futures

contracts were valued at a price of $146.44 at December 31, 2021. The contract value of the short position was $322.2
million.
The table

below presents

information

related to

the Company’s

interest

rate swap

positions

at December

31, 2021.
($ in thousands)
Average Net
Fixed Average Estimated Average
Notional Pay Receive Fair Maturity
Expiration Amount Rate Rate Value (Years)
> 3 to ≤ 5 years $ 955,000 0.64% 0.16% $ 21,788 4.0
> 5 years 400,000 1.16% 0.21% $ 4,643 7.3
$ 1,355,000 0.79% 0.18% $ 26,431 5.0

ORC Announces Fourth Quarter 2021 Results

February 24, 2022
The following

table presents

information

related to

our interest

rate swaption

positions

as of December

31, 2021.
($ in thousands)
Option Underlying Swap
Weighted Average Weighted
Average Average Adjustable Average
Fair Months to Notional Fixed Rate Term
Expiration Cost Value Expiration Amount Rate (LIBOR) (Years)
Payer Swaptions - Long
≤ 1 year $ 4,000 $ 1,575 3.2 $ 400,000 1.66% 3 Month 5.0
> 1 year ≤ 2 years 32,690 19,918 18.4 1,258,500 2.46% 3 Month 14.1
$ 36,690 $ 21,493 14.7 $ 1,658,500 2.27% 3 Month 11.9
Payer Swaptions - Short
≤ 1 year $ (16,185) $ (4,423) 5.3 $ (1,331,500) 2.29% 3 Month 11.4
The following

table summarizes

our contracts

to purchase

and sell

TBA securities

as of December

31, 2021
($ in thousands)
Notional Net
Amount Cost Market Carrying
Long (Short)
(1)
Basis
(2)
Value
(3)
Value
(4)
December 31, 2021
30-Year TBA securities:
3.00% $ (575,000) $ (595,630) $ (595,934) $ (304)
$ (575,000) $ (595,630) $ (595,934) $ (304)
(1)
Notional amount represents the par value (or principal balance) of the underlying

Agency RMBS.
(2)
Cost basis represents the forward price to be paid (received) for the underlying

Agency RMBS.
(3)
Market value represents the current market value of the TBA securities

(or of the underlying Agency RMBS) as of period-end.
(4)
Net carrying value represents the difference between the market value and the cost basis of the TBA securities as of period-end and is reported
in derivative assets (liabilities) at fair value in our balance sheets.

ORC Announces Fourth Quarter 2021 Results

February 24, 2022
Dividends
In addition to other requirements that must be satisfied to qualify as a REIT, we must pay annual dividends to our stockholders of at least 90% of our REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital
gains. We intend to pay regular monthly dividends to our stockholders and have declared the following dividends since our February
2013 IPO.
(in thousands, except per share data)
Year
Per Share
Amount Total
2013 $ 1.395 $ 4,662
2014 2.160 22,643
2015 1.920 38,748
2016 1.680 41,388
2017 1.680 70,717
2018 1.070 55,814
2019 0.960 54,421
2020 0.790 53,570
2021 0.780 97,601
2022 - YTD
(1)
0.110 19,502
Totals $ 12.545 $ 459,066
(1)
On January 13, 2022, the Company declared a dividend of $0.055 per share to be paid on February 24, 2022. On February 16, 2022, the
Company declared a dividend of $0.055 per share to be paid on March 29, 2022.

The dollar amount of the dividend declared in February 2022
is estimated based on the number of shares outstanding at February

25, 2022. The effect of these dividends are included in the table above, but are not reflected in the Company’s financial statements as of December

31, 2021.
Peer Performance
The tables

below present

total return

data for

Orchid compared

to a selected

group of

peers based

on stock price

performance

for
periods through

December

31, 2021

and based

on book value

performance

for periods

through September

30, 2021.
Portfolio Total Rate of

Return Versus Peer Group Average

- Stock Price Performance
ORC Spread
ORC Over / (Under)
Total Rate Peer Peer
of Return
(1)
Average
(1)(2)
Average
(3)
One Year Total

Return
0.1% (0.2)% 0.3%
Two Year

Total Return
5.4% (10.7)% 16.1%
Three Year Total

Return
12.6% (4.7)% 17.3%
Five Year Total

Return
(9.3)% 3.0% (12.3)%
Inception to Date (2/28/2013 - 12/31/2021)
(4)
24.5% 9.4% 15.1%
Source: SEC filings and press releases

of Orchid and Peer Group
(1)
Source of total rate of return for each period is the Bloomberg COMP page and includes reinvested dividends for each period noted.
(2)
The peer average is the unweighted, simple, average of the total rate of return for each of the following companies in each respective
measurement period:

AGNC, NLY,

ANH, AAIC, ARR, CMO, CHMI, DX and IVR.
(3)
Represents the total rate of return for Orchid minus peer average in each respective measurement period.

(4)
Orchid completed its Initial Public Offering on February 13,

2013. We have elected to start the comparison with Orchid’s first full month of
operations.

ORC Announces Fourth Quarter 2021 Results

February 24, 2022
Portfolio Total Rate of

Return Versus Peer Group Average

- Book Value Performance
ORC Spread
ORC Over / (Under)
Total Rate Peer Peer
of Return
(1)
Average
(1)(2)
Average
(3)
One Year Total

Return
2.3% 1.9% 0.4%
Two Year

Total Return
4.3% (10.2)% 14.5%
Three Year Total

Return
(1.0)% (12.0)% 11.0%
Five Year Total

Return
(7.8)% (8.9)% 1.1%
Inception to Date (3/31/2013 - 9/30/2021)
(4)
16.2% (1.8)% 18.0%
Source: SEC filings and press releases

of Orchid and Peer Group
(1)
Total rate

of return for each period is change in book value per share over the period plus dividends per share declared divided by the book
value per share at the beginning of the period.
(2)
The peer average is the unweighted, simple, average of the total rate of return for each of the following companies in each respective
measurement period:

AGNC, NLY,

ANH, AAIC, ARR, CMO, CHMI, DX and IVR.
(3)
Represents the total rate of return for Orchid minus peer average in each respective measurement period.
(4)
Peer book values are not available for Orchid’s true inception date

(2/13/2013).

Because all peer book values are not available as of Orchid’s inception date (2/13/2013), the starting point for Orchid and all of the peer companies is 3/31/2013.
Book Value Per Share
The Company's book value per share at December 31, 2021 was $4.34.

The Company computes book value per share by
dividing total stockholders' equity by the total number of shares outstanding of the

Company's common stock. At December 31, 2021,
the Company's stockholders' equity was $768.1 million with 176,993,049 shares of common stock outstanding.
Capital Allocation and Return on Invested Capital
The Company allocates capital to two RMBS sub-portfolios, the pass-through

RMBS portfolio, consisting of mortgage pass-through
certificates issued by Fannie Mae, Freddie Mac or Ginnie Mae (the “GSEs”)

and collateralized mortgage obligations (“CMOs”) issued
by the GSEs (“PT RMBS”), and the structured RMBS portfolio, consisting of interest-only

(“IO”), inverse interest-only (“IIO”) securities
and principal only securities (“POs”), among other types of structured Agency

RMBS. As of September 30, 2021, approximately 79% of
the Company’s investable capital (which consists of equity in pledged PT RMBS, available cash and unencumbered assets) was
deployed in the PT RMBS portfolio.

At December 31, 2021, the allocation to the PT RMBS portfolio decreased

9% to approximately
70%.

ORC Announces Fourth Quarter 2021 Results

February 24, 2022
The table below details the changes to the respective sub-portfolios during the quarter, as well as the returns generated by each.

(in thousands)
Portfolio Activity for the Quarter
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest-
Portfolio Securities Only Securities Sub-total Total
Market value - September 30, 2021 $ 5,458,562 $ 140,078 $ 2,783 $ 142,861 $ 5,601,423
Securities purchased 1,353,698 80,178 - 80,178 1,433,876
Securities sold (252,816) - - - (252,816)
Losses on sales (2,474) - - - (2,474)
Return of investment n/a (9,331) (326) (9,657) (9,657)
Pay-downs (168,424) n/a n/a n/a (168,424)
Premium lost due to pay-downs (11,492) n/a n/a n/a (11,492)
Mark to market (losses) gains (78,865) (543) 67 (476) (79,341)
Market value - December 31, 2021 $ 6,298,189 $ 210,382 $ 2,524 $ 212,906 $ 6,511,095
The tables below present the allocation of capital between the respective portfolios at December 31, 2021 and September 30,
2021, and the return on invested capital for each sub-portfolio for the three month period ended December 31, 2021.

The return on
invested capital in the PT RMBS and structured RMBS portfolios was approximately

(7.7)% and 0.9%, respectively, for the fourth
quarter of 2021.

The combined portfolio generated a return on invested capital of approximately (5.9)%.
($ in thousands)
Capital Allocation
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest-
Portfolio Securities Only Securities Sub-total Total
December 31, 2021
Market value $ 6,298,189 $ 210,382 $ 2,524 $ 212,906 $ 6,511,095
Cash 450,442 - - - 450,442
Borrowings
(1)
(6,244,106) - - - (6,244,106)
Total $ 504,525 $ 210,382 $ 2,524 $ 212,906 $ 717,431
% of Total 70.3% 29.3% 0.4% 29.7% 100.0%
September 30, 2021
Market value $ 5,458,562 $ 140,078 $ 2,783 $ 142,861 $ 5,601,423
Cash
(2)
294,625 - - - 294,625
Borrowings
(3)
(5,213,869) - - - (5,213,869)
Total $ 539,318 $ 140,078 $ 2,783 $ 142,861 $ 682,179
% of Total 79.1% 20.5% 0.4% 20.9% 100.0%
(1)
At December 31, 2021, there were outstanding repurchase agreement balances of $159.0 million secured by IO securities and $2.0 million
secured by IIO securities.

We entered into these arrangements to generate additional cash available to meet margin calls on PT RMBS;
therefore, we have not considered these balances to be allocated to the structured securities strategy.
(2)
At September 30, 2021, cash was reduced by unsettled purchases of approximately $180.6 million, which are reflected in the market value of the portfolio as of September 30, 2021.
(3)
At September 30, 2021, there were outstanding repurchase agreement balances of $106.5 million secured by IO securities and $2.1 million
secured by IIO securities.

We entered into these arrangements to generate additional

cash available to meet margin calls on PT RMBS;
therefore, we have not considered these balances to be allocated to the structured securities strategy.

ORC Announces Fourth Quarter 2021 Results

February 24, 2022
($ in thousands)
Returns for the Quarter Ended December 31, 2021
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest-
Portfolio Securities Only Securities Sub-total Total
Income (net of borrowing cost) $ 40,651 $ 1,634 $ 113 $ 1,747 $ 42,398
Realized and unrealized (losses) / gains (93,067) (541) 66 (475) (93,542)
Derivative gains 10,945 n/a - n/a 10,945
Total Return $ (41,471) $ 1,093 $ 179 $ 1,272 $ (40,199)
Beginning Capital Allocation $ 539,318 $ 140,078 $ 2,783 $ 142,861 $ 682,179
Return on Invested Capital for the Quarter
(1)
(7.7)% 0.8% 0 0.9% (5.9)%
Average Capital Allocation
(2)
$ 521,922 $ 175,230 $ 2,654 $ 177,884 $ 699,806
Return on Average Invested Capital for the Quarter
(3)
(7.9)% 0.6% - 0.7% (5.7)%
(1)

Calculated by dividing the Total

Return by the Beginning Capital Allocation, expressed as a percentage.
(2)

Calculated using two data points, the Beginning and Ending Capital Allocation balances.
(3)

Calculated by dividing the Total

Return by the Average Capital Allocation, expressed as a percentage
Stock Offerings
On June 22, 2021, we entered into an equity distribution agreement (the “June 2021

Equity Distribution Agreement”) with four
sales agents pursuant to which we could offer and sell, from time to time, up to an aggregate amount of $250,000,000 of shares of our
common stock in transactions that were deemed to be “at the market” offerings and privately negotiated transactions. We issued a total
of 49,407,336 shares under the June 2021 Equity Distribution Agreement for aggregate gross proceeds of approximately $250.0
million, and net proceeds of approximately $246.2 million, after commissions and fees, prior to its termination in October 2021.

On October 29, 2021, we entered into an equity distribution agreement

(the “October 2021 Equity Distribution Agreement”) with
four sales agents pursuant to which we may offer and sell, from time to time, up to an aggregate amount of $250,000,000 of shares of
our common stock in transactions that are deemed to be “at the market” offerings and privately negotiated transactions. Through
December 31, 2021, we issued a total of 15,835,700 shares under the October 2021

Equity Distribution Agreement for aggregate gross
proceeds of approximately $78.3 million, and net proceeds of approximately

$77.0 million, after commissions and fees.
Stock Repurchase Program
On July 29, 2015, the Company’s Board of Directors authorized the repurchase of up to 2,000,000 shares of our common stock.
The timing, manner, price and amount of any repurchases is determined by the Company in its discretion and is subject to economic
and market conditions, stock price, applicable legal requirements and other factors.

The authorization does not obligate the Company
to acquire any particular amount of common stock and the program may be suspended or discontinued at the Company’s discretion
without prior notice. On February 8, 2018, the Board of Directors approved an increase in the stock repurchase program for up to an
additional 4,522,822 shares of the Company’s common stock. Coupled with the

783,757 shares remaining from the original 2,000,000
share authorization, the increased authorization brought the total authorization to 5,306,579 shares, representing 10% of the then
outstanding share count. On December 9, 2021, the Board of Directors approved an additional increase in the number of shares of the
Company’s common stock available in the stock repurchase program for up to an additional

16,861,994 shares, bringing the remaining
authorization under the stock repurchase program to up to 17,699,305 shares, representing approximately 10% of the Company’s then outstanding shares of common stock. This stock repurchase program has no termination date.
From the inception of the stock repurchase program through December 31, 2021,

the Company repurchased a total of 5,685,511

ORC Announces Fourth Quarter 2021 Results

February 24, 2022
shares at an aggregate cost of approximately $40.4 million, including commissions and fees, for a weighted average price of $7.10 per
share. There were no shares repurchased during the year ended December 31,

2021.

Earnings Conference Call Details
An earnings conference call and live audio webcast will be hosted Friday, February 25, 2022, at 10:00 AM ET.

The conference
call may be accessed by dialing toll free (833) 794-1168.

International callers dial (236) 714-2726.

The conference passcode is
9406887.

The supplemental materials may be downloaded from the investor relations section of the Company’s website at
www.orchidislandcapital.com. A live audio webcast of the conference call can be accessed via the investor relations section of the
Company’s website at https://ir.orchidislandcapital.com and an audio archive of the webcast will be available until March

28, 2022.
About Orchid Island Capital, Inc.
Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment
strategy focuses on, and our portfolio consists of, two categories of Agency RMBS:

(i) traditional pass-through Agency and CMOs,
such as mortgage pass-through certificates issued by the GSEs and (ii) structured Agency

RMBS, such as IOs, IIOs and POs, among
other types of structured Agency RMBS. Orchid is managed by Bimini Advisors,

LLC, a registered investment adviser with the
Securities and Exchange Commission.
Forward Looking Statements
Statements herein relating to matters that are not historical facts, including,

but not limited to statements regarding interest rates,
liquidity, pledging of our structured RMBS, funding levels and spreads, prepayment speeds, portfolio positioning and repositioning, hedging levels, dividends, growth, the supply and demand for Agency RMBS,

the effect of actual or expected actions of the U.S.
government, including the Federal Reserve, market expectations, the stock repurchase program and general economic conditions, are
forward-looking statements as defined in the Private Securities Litigation Reform

Act of 1995. The reader is cautioned that such
forward-looking statements are based on information available at the time and on management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those
expressed in such forward-looking statements. Important factors that could cause such differences are described in Orchid Island
Capital, Inc.'s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and
Quarterly Reports on Form 10-Q. Orchid Island Capital, Inc. assumes no obligation to update forward-looking statements to reflect
subsequent results, changes in assumptions or changes in other factors affecting forward-looking statements.
CONTACT:
Orchid Island Capital, Inc.
Robert E. Cauley, 772-231-1400
Chairman and Chief Executive Officer
https://ir.orchidislandcapital.com

ORC Announces Fourth Quarter 2021 Results

February 24, 2022
Summarized Financial Statements
The following is a summarized presentation of the unaudited balance sheets as of December 31, 2021, and December 31, 2020,
and the unaudited quarterly results of operations for the twelve and three months ended December 31, 2021 and 2020.

Amounts
presented are subject to change.
ORCHID ISLAND CAPITAL, INC.
BALANCE SHEETS
($ in thousands, except per share data)
(Unaudited - Amounts Subject to Change)
December 31, 2021 December 31, 2020
ASSETS:
Mortgage-backed securities $ 6,511,095 $ 3,726,895
U.S. Treasury Notes 37,175 -
Cash, cash equivalents and restricted cash 450,442 299,506
Accrued interest receivable 18,859 9,721
Derivative assets, at fair value 50,786 20,999
Receivable for securities sold - 414
Other assets 320 516
Total Assets
$ 7,068,677 $ 4,058,051
LIABILITIES AND STOCKHOLDERS' EQUITY
Repurchase agreements $ 6,244,106 $ 3,595,586
Dividends payable 11,530 4,970
Derivative liabilities, at fair value 7,589 33,227
Accrued interest payable 788 1,157
Due to affiliates 1,062 632
Other liabilities 35,505 7,188
Total Liabilities 6,300,580 3,642,760
Total Stockholders' Equity 768,097 415,291
Total Liabilities

and Stockholders' Equity
$ 7,068,677 $ 4,058,051
Common shares outstanding 176,993,049 76,073,317
Book value per share $ 4.34 $ 5.46

ORC Announces Fourth Quarter 2021 Results

February 24, 2022
ORCHID ISLAND CAPITAL, INC.
STATEMENTS

OF OPERATIONS
($ in thousands, except per share data)
(Unaudited - Amounts Subject to Change)
Years Ended December 31, Three Months Ended December 31,
2021 2020 2021 2020
Interest income $ 134,700 $ 116,045 $ 44,421 $ 25,893
Interest expense (7,090) (25,056) (2,023) (2,011)
Net interest income 127,610 90,989 42,398 23,882
Losses (177,119) (78,317) (82,597) (4,605)
Net portfolio (loss) income (49,509) 12,672 (40,199) 19,277
Expenses 15,251 10,544 4,365 2,798
Net (loss) income
$ (64,760) $ 2,128 $ (44,564) $ 16,479
Basic and diluted net (loss) income per share $ (0.54) $ 0.03 $ (0.27) $ 0.23
Weighted Average Shares Outstanding 121,144,326 67,210,815 168,143,514 70,532,822
Dividends Declared Per Common Share: $ 0.780 $ 0.790 $ 0.195 $ 0.195
Three Months Ended December 31,
Key Balance Sheet Metrics 2021 2020
Average RMBS
(1)
$ 6,056,259 $ 3,633,631
Average repurchase agreements
(1)
5,728,988 3,438,444
Average stockholders' equity
(1)
749,363 396,016
Leverage ratio
(2)
8.2:1 8.8:1
Key Performance Metrics
Average yield on RMBS
(3)
2.93% 2.85%
Average cost of funds
(3)
0.14% 0.23%
Average economic cost of funds
(4)
0.70% 0.91%
Average interest rate spread
(5)
2.79% 2.62%
Average economic interest rate spread
(6)
2.23% 1.94%
(1)
Average RMBS, borrowings and stockholders’ equity balances are calculated using two data points, the beginning and ending balances.

(2)
The leverage ratio is calculated by dividing total ending liabilities by ending stockholders’ equity.

(3)
Portfolio yields and costs of funds are calculated based on the average balances of the underlying investment portfolio/borrowings balances
and are annualized for the quarterly periods presented.
(4)
Represents the interest cost of our borrowings and the effect of derivative agreements attributed to the period related to hedging activities, divided by average borrowings.

(5)
Average interest rate spread is calculated by subtracting average cost of funds from average yield on RMBS.
(6)
Average economic interest rate spread

is calculated by subtracting average economic cost of funds from average yield on RMBS.